UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2020 (the “Closing Date”), Quantum Computing Inc., a Delaware corporation (the “Company”) entered into a Stock Purchase Agreements (the “SPA”) with approximately 94 accredited investors (the “Investors”), whereby the Investors purchased from the Company shares of the Company’s common stock in an aggregate amount of 3,740,000 (the “Shares”), for a purchase price of $1.00 per share (the “Per Share Purchase Price”) resulting in gross proceeds to the company of $3,740,000 (the “Offering”).

Under the terms of the SPA, the Investors shall have piggy-back registration rights to have the shares issued pursuant to the SPA included as part of any registration of securities filed by the Company (other than pursuant to Form S-4, Form S-8, or any equivalent form).

In connection with the Offering the Company issued an advisor 100,000 shares of the Company’s common stock and warrants to purchase an additional 325,000 shares of the Company’s common stock, at an initial exercise price) of $3.40- per share , subject to adjustment (the “Warrants”).   Warrants will expire on September 11, 2025.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the SPA and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the form of SPA which will be filed as an exhibit no later than with the Company’s Form 10-Q for the quarter ending September 30, 2020.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Shares were not registered under the Securities Act, but were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D and Regulation S thereunder.

Of the 3,740,000 shares issued: (i) 732,500 shares  were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, to 19 investors each of who were an “accredited investor” within the meaning ascribed to that term in Regulation D; and (ii) 3,007,500 shares were used to 75 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with the Offering the Company also issued an advisor 100,000 shares of the Company’s common stock and warrants to purchase an additional 325,000 shares of the Company’s common stock, at an initial exercise price of $3.40 per share , subject to adjustment (the “Warrants”).   The Warrants will expire on September 11, 2025.

Item 3.02 of this Current Report on Form 8-K contains only a brief description of the material terms of the Warrant and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the form of Warrant which will be filed as an exhibit no later than with the Company’s Form 10-Q for the quarter ending September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: September 17, 2020	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

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